SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2003

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 North Ironwood Road Milwaukee, Wisconsin	53217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 961-1000

Item 7.  Exhibits.

Exhibit No.	Description

99.1	First Quarter 2003 Earnings Conference Call Transcript dated April 15, 2003

Item 9.  Regulation FD Disclosure/Results of Operations and Financial Condition provided under Item 12 pursuant to Release 34-47583.

On April 15, 2003, Manpower Inc. hosted a conference call discussing its results of operations for the quarterly period ended March 31, 2003.  A copy of the conference call transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This information is furnished under Item 12 of Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2003	MANPOWER INC.

By: /s/ Michael J. Van Handel
Michael J. Van Handel Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Quarter 2003 Earnings Conference Call Transcript dated April 15, 2003